MVPFX

a series of Northern Lights Fund Trust III

Supplement dated July 24, 2018
to the Prospectus dated February 1, 2018

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The following paragraph is added to the section under the heading “Principal Investment Risks” on pages 2-3 of the Fund’s Prospectus:

•	Options Risk. The Fund may lose the entire put option premium paid if the underlying security does not decrease in value. The Fund may lose the entire call option premium paid if the underlying security does not increase in value.

The following paragraph is added to the section under the heading “Principal Investment Risks” on pages 6-8 of the Fund’s Prospectus:

•	Options Risk. The Fund may lose the entire put option premium paid if the underlying security does not decrease in value. The Fund may lose the entire call option premium paid if the underlying security does not increase in value. Options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Purchased options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility.

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This Supplement, dated July 24, 2018, and the Prospectus dated February 1, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-788-6086.